first financial bancorp

EXHIBIT 99.2

First Financial Bancorp

Second Quarter 2010 Earnings Release

Supplemental Information

FFBC
NASDAQ
GLOBAL SELECT

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first financial bancorp

Forward-Looking Statement Disclosure

Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the "Act"). In addition, certain statements in future filings by us with the SEC, in press releases, and in oral and written statements made by or with our approval which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of us or our management or board of directors, and statements of future economic performances and statements of assumptions underlying such statements. Words such as "believes", "anticipates", "intends", and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- management's ability to effectively execute its business plan; the risk that the strength of the United States economy in general and the strength of the local economies in which we conduct operations may continue to deteriorate resulting in, among other things, a further deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio, allowance for loan and lease losses and overall financial performance;
- the ability of financial institutions to access sources of liquidity at a reasonable cost; the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, including in connection with recent sovereign debt related matters and the high degree of volatility in U.S. and foreign capital markets, and the effect of such governmental actions on us, our competitors and counterparties, financial markets generally and availability of credit specifically, and the U.S. and international economies, including increased payments from Federal Depository Insurance Company ("FDIC") insurance funds;
- the effect of legislative proposals that are currently pending in Congress and regulatory actions affecting the financial services industry generally or our operations;
- the effects of and changes in policies and laws of regulatory agencies, inflation and interest rates;
- technology changes;
- mergers and acquisitions, including costs or difficulties related to the integration of acquired companies, including our ability to successfully integrate the branches of Peoples Community Bank, Irwin Union Bank and Trust Company and Irwin Union Bank, F.S.B., which were acquired out of FDIC receivership;
- the risk that exploring merger and acquisition opportunities may detract from management's time and ability to successfully manage our business;
- expected cost savings in connection with the consolidation of recent acquisitions may not be fully realized or realized within the expected time frames, and deposit attrition, customer loss and revenue loss following completed acquisitions may be greater than expected;
- our ability to increase market share and control expenses;
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the SEC; adverse changes in the securities and debt markets;
- our success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services;
- monetary and fiscal policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve") and the U.S. government and legislative, regulatory and other governmental initiatives affecting the financial services industry;
- our ability to manage loan delinquency and charge-off rates and changes in estimation of the adequacy of the allowance for loan losses; and
- the costs and effects of litigation and of unexpected or adverse outcomes in such litigation.

In addition, please refer to our Annual Report on Form 10-K for the year ended December 31, 2009, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010, as well as our other filings with the SEC, for a more detailed discussion of these risks and uncertainties and other factors. Such forward-looking statements are meaningful only on the date when such statements are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

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Low Risk Balance Sheet

Stress Case

- Illustrates the strength of our balance sheet assuming a full chargeoff of all acquired loans under FDIC loss share agreements and a full chargeoff of all uncovered non-performing loans.
- Nonperforming Assets = $96 million
- Covered Loans = $1.7 billion

Risk Based Capital Ratio



1.37%
1.24%
20.02%
17.41%
Peers = 13.06%
Chargeoff
Actual 6/30/2010
All Covered Loans
Non-Performing Uncovered
Stress Case 6/30/2010

Tangible Common Equity to Tangible Assets



0.71%
0.83%
9.90%
8.35%
Peers = 6.04%
Chargeoff
Actual 6/30/2010
All Covered Loans
Non-Performing Uncovered
Stress Case 6/30/2010

Total Assets by Risk Weighting %

As of June 30, 2010

(Dollars in millions)



Peer % of 100% RWAs = 57.5%
$2,870
43%
$415
6%
$2,562
39%
$761
12%
100%
50%
20%
0%

- Return on Risk Weighted Assets = 1.96% (Peer Median[(1)] = 1.18%)
- Risk Weighted Assets / Total Assets = 55.19% (Peer Median[(1)] = 74.19%)

(1) Represents Peer Group II, comprised of approximately 30 bank holding companies conducting business in similar geographic markets as listed in the Company's Annual Report, based on financial data as of March 31, 2010

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Revenue by Source

- **Strategic** – Elements of the business that either existed prior to the acquisitions or were acquired with the intent to retain and grow. Approximately 81% of total revenue is derived from strategic businesses.

- **Acquired-Non-Strategic** – Elements of the business that the Company intends to exit but will continue to support to obtain maximum economic value. No growth or replacement is expected. Revenue will decrease over time as loans and deposits will not be renewed when they mature.

- **Accelerated Discount on Loan Prepayments and Dispositions** – The acceleration of the unrealized rate-based valuation mark plus any recognition of the credit-based valuation mark. Noninterest income results from the prepayment or sale of covered loans. This item will be ongoing but diminishing as covered loan balances decline over time.

Total Revenue: $93.0 million

For the Three Months Ended June 30, 2010

(Dollars in millions)



$7.4
8%
$10.7
11%
$74.9
81%
Strategic
Acquired-Non-Strategic
Accelerated Discount on Paid in Full Loans

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Noninterest Income and Expense

Noninterest Income Impact of Accelerated Discount Recognition
For the Three Months Ended June 30, 2010
(Dollars in millions)


$2.8
$5.4
$8.2
$1.8
$4.3
$6.1
$2.9
$4.5
$7.4
4Q09
1Q10
2Q10
Rate-based valuation adjustment
Credit-based valuation adjustment

Components of Noninterest Expense
For the Three Months Ended June 30, 2010
(Dollars in millions)


$0.9
2%
$1.3
2%
$9.4
16%
$47.7
80%
Strategic
Acquired-non-strategic
FDIC support
Other non-strategic

first financial bancorp

Deposit and Loan Composition



Total Deposits = $5.2 billion
As of June 30, 2010
(Dollars in millions)
$410
8%
$4,837
92%
Gross Loans = $4.5 billion
As of June 30, 2010
(Dollars in millions)
$681
15%
$3,825
85%
Strategic
Acquired-Non-Strategic

- Western market (acquired-non-strategic) branch exit is largely complete with only two offices remaining open per the Company's agreement with the FDIC.
- Acquired-non-strategic loans are primarily in the Western states.

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Tables from Second Quarter 2010 Earnings Release

Table I

Noninterest Income

Table I

(Dollars in thousands)	For the Three Months Ended June 30, 2010	March 31, 2010	December 31, 2009
Total noninterest income	$ 25,296	$ 19,368	$ 24,149
Significant components of noninterest income			
Items likely to recur:			
Accelerated discount on loan prepayments and dispositions [1]			
Rate-based valuation mark - loan sales	-	1,631	2,298
Rate-based valuation mark - prepayments	4,544	2,706	3,083
Credit-based valuation mark - loan sales [2]	-	295	621
Credit-based valuation mark - prepayments [2]	2,864	1,465	2,213
Total accelerated discount	7,408	6,097	8,215
Other acquired-non-strategic income	475	80	1,839
Transition-related items	-	366	(388)
Items expected not to recur:			
FDIC settlement and other items not expected to recur	2,930	-	-
Total excluding items noted above	$ 14,483	$ 12,825	$ 14,483

[1] See Section II for additional information
[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset

Noninterest Expense

Table II

(Dollars in thousands)	For the Three Months Ended June 30, 2010	March 31, 2010	December 31, 2009
Total noninterest expense	$ 59,356	$ 62,154	$ 61,607
Significant components of noninterest expense			
Items likely to recur:			
Proportionate share of losses in excess of credit-based valuation mark [1,2]	3,538	1,892	763
Acquired-non-strategic operating expenses [1]	1,270	2,201	1,303
Transition-related items [1]	1,321	6,263	6,625
FDIC indemnification support	938	605	387
Items expected not to recur:			
Acquisition-related costs [1]	2,180	2,629	3,703
Other items not expected to recur	2,387	1,019	1,599
Total excluding items noted above	$ 47,722	$ 47,546	$ 47,227

[1] See Section II for additional information
[2] Represents 20% of total recognized, unanticipated losses on covered loans

Credit Quality – Excluding Covered Loans

Table III

(Dollars in thousands)	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009
	As of or for the Three Months Ended				
Total nonaccrual loans	$ 66,671	$ 66,869	$ 71,657	$ 60,506	$ 37,593
Restructured loans	$ 12,752	$ 7,584	$ 6,125	$ 3,102	$ 197
Total nonperforming loans	$ 79,423	$ 74,453	$ 77,782	$ 63,608	$ 37,790
Total nonperforming assets	$ 96,241	$ 92,540	$ 81,927	$ 67,909	$ 42,956
Nonperforming assets as a % of:					
Period-end loans plus OREO	3.42%	3.27%	2.83%	2.36%	1.48%
Total assets	1.46%	1.41%	1.23%	0.94%	1.14%
Nonperforming loans as a % of total loans	2.84%	2.65%	2.69%	2.21%	1.31%
Provision for loan and lease losses - uncovered	$ 6,158	$ 11,378	$ 14,812	$ 26,655	$ 10,358
Allowance for uncovered loan & lease losses	$ 57,811	$ 56,642	$ 59,311	$ 55,770	$ 38,649
Allowance for loan & lease losses as a % of:					
Period-end loans	2.07%	2.01%	2.05%	1.94%	1.34%
Nonaccrual loans	86.7%	84.7%	82.8%	92.2%	102.8%
Nonperforming loans	72.8%	76.1%	76.3%	87.7%	102.3%
Total net charge-offs	$ 4,989	$ 14,047	$ 11,271	$ 9,534	$ 8,146
Annualized net-charge-offs as a % of average loans & leases	0.71%	2.00%	1.53%	1.31%	1.19%

first financial bancorp

Table IV

Loan Portfolio – Excluding Covered Loans

Table IV

(Dollars in thousands)	As of June 30, 2010 Balance	June 30, 2010 Percent of Total	March 31, 2010 Balance	March 31, 2010 Percent of Total	June 30, 2009 Balance	June 30, 2009 Percent of Total
Commercial	$ 749,522	26.8%	$ 763,084	27.1%	$ 876,730	30.3%
Real estate - construction	197,112	7.1%	216,289	7.7%	266,452	9.2%
Real estate - commercial	1,113,836	39.9%	1,091,830	38.8%	988,901	34.2%
Real estate - residential	296,295	10.6%	306,769	10.9%	337,704	11.7%
Installment	75,862	2.7%	78,682	2.8%	88,370	3.1%
Home equity	332,928	11.9%	330,973	11.8%	307,749	10.6%
Credit card	28,567	1.0%	27,960	1.0%	27,023	0.9%
Lease financing	15	0.0%	15	0.0%	25	0.0%
Total	$ 2,794,137	100.0%	$ 2,815,602	100.0%	$ 2,892,954	100.0%

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first financial bancorp

Table V

Investment Portfolio

Table V

(Dollars in thousands)	Book Value	Percent of Total	Book Yield	Book Price	Market Value	Gain/ (Loss)
	As of June 30, 2010					
U.S. Treasury notes	$ 13,808	2.3%	2.48	99.66	102.45	$ 386
Agencies	111,682	18.4%	2.88	100.00	101.65	1,819
CMOs (agency)	48,232	7.9%	4.57	100.47	104.70	1,949
CMOs (private)	53	0.0%	1.08	100.00	100.29	0
MBSs (agency)	316,565	52.1%	4.61	100.93	106.61	16,877
	490,341	80.7%	4.15	100.64	105.13	21,031
Municipal	20,544	3.4%	7.19	99.13	101.49	483
Other [1]	96,449	15.9%	3.17	102.05	102.51	434
	116,993	19.3%	3.87	101.54	102.33	917
Total investment portfolio	$ 607,334	100.0%	4.10	100.81	104.58	$ 21,948

Net Unrealized Gain/(Loss)	$ 21,948
Aggregate Gains	22,120
Aggregate Losses	(172)
Net Unrealized Gain/(Loss) % of Book Value	3.61%

[1] Other includes $87 million of regulatory stock

Deposit Activity

Table VI

(Dollars in thousands)	Deposit Activity - Second Quarter 2010 Balance as of March 31, 2010	Strategic Portfolio	Acquired-Non-Strategic Portfolio	Balance as of June 30, 2010
Transaction and savings accounts	$ 3,088,003	$ 146,835	$ (30,325)	$ 3,204,513
Time deposits	1,808,126	5,655	(17,847)	1,795,934
Brokered deposits	327,557	(1,847)	(78,821)	246,889
Total deposits	$ 5,223,686	$ 150,643	$ (126,993)	$ 5,247,336

Capital Ratios

Table VII

	As of			
	June 30, 2010	March 31, 2010	June 30, 2009	"Well-Capitalized" Minimum
Leverage Ratio	10.34%	10.10%	12.02%	5.00%
Tier 1 Capital Ratio	18.75%	17.97%	14.77%	6.00%
Total Risk-Based Capital Ratio	20.02%	19.23%	16.02%	10.00%
Ending tangible shareholders' equity to ending tangible assets	9.90%	9.73%	11.14%	N/A
Ending tangible common shareholders' equity to ending tangible assets	9.90%	9.73%	9.06%	N/A

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first financial bancorp

Table VIII

Significant Acquisition Related Items

Table VIII

(Dollars in thousands)	For the Three Months Ended June 30, 2010	March 31, 2010	December 31, 2009
Income effect:			
Accelerated discount on loan prepayments and dispositions: [1]			
Rate-based valuation mark - loan sales	$ -	$ 1,831	$ 2,298
Rate-based valuation mark - prepayments	4,544	2,706	3,083
Credit-based valuation mark - loan sales [2]	-	295	621
Credit-based valuation mark - prepayments [2]	2,884	1,465	2,213
Acquired-non-strategic net interest income	10,207	10,854	18,832
Service charges on deposit accounts related to acquired-non-strategic operations	130	230	258
Other income related to acquired-non-strategic operations	348	(150)	1,581
Income related to the accelerated discount on loan prepayments and dispositions and acquired-non-strategic operations	18,091	17,031	28,888
Expense effect:			
Acquired-non-strategic operating expenses: [3]			
Salaries and employee benefits	29	122	27
Occupancy	542	1,415	560
Other	699	664	716
Total acquired-non-strategic operating expenses	1,270	2,201	1,303
FDIC indemnification support	938	605	387
Acquisition-related costs:			
Integration-related costs	720	999	2,580
Professional services fees	1,436	1,457	1,123
Other	24	172	-
Total acquisition-related costs	2,180	2,628	3,703
Transition-related items:			
Salaries and benefits	1,843	4,776	5,474
Occupancy	(522)	910	1,307
Other	-	577	(156)
Total transition-related items	1,321	6,263	6,625
Proportionate share of losses in excess of credit-based valuation mark [4]	3,538	1,892	763
Total expense effect	9,247	13,589	12,781
Total estimated effect on pre-tax earnings	$ 8,844	$ 3,442	$ 14,105

[1] Included in noninterest income
[2] Net of the corresponding valuation adjustment on the FDIC indemnification asset
[3] Included in noninterest expense
[4] Represents 20% of total recognized, unanticipated losses on covered loans included in other non-interest expense

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Table IX

Covered Loan Portfolio

Table IX

(Dollars in thousands)		March 31, 2010		Loan Sales		Prepayments [1]		Contractual [2]		Charge-Offs in Excess of Valuation Mark [3]		June 30, 2010
	Covered Loan Activity - Second Quarter 2010		Reduction in Balance Due to:									
Commercial	$	460,681	$	-	$	9,080	$	31,312	$	3,538	$	416,751
Real estate - construction		79,127		-		583		2,010		17		76,517
Real estate - commercial		978,981		-		25,017		14,864		4,534		934,566
Real estate - residential		284,465		-		13,922		3,892		2,501		264,150
Installment		14,828		-		930		102		848		12,948
Other covered loans		10,076		1,306		-		1,261		-		7,509
Total covered loans	$	1,828,158	$	1,306	$	49,532	$	53,441	$	11,438	$	1,712,441

[1] Includes complete paid in full balances only
[2] Includes partial paydowns and accretion of the rate-based valuation mark
[3] Indemnified at 80% from the FDIC

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FFBC
NASDAQ
GLOBAL SELECT